UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2025

NiSource Inc.

(Exact name of registrant as specified in its charter)

DE	001-16189	35-2108964
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

801 East 86th Avenue
Merrillville, IN	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On September 18, 2025, Northern Indiana Public Service Company LLC (“NIPSCO”) (the “Company”), a subsidiary of NiSource Inc., entered into an agreement (the “Contract”) with a large, investment grade company (the “Customer”), pursuant to which the Company has agreed to provide electric service to Customer’s data centers pursuant to a capacity commitment beginning in 2027 and increasing annually to the end of 2032. The Contract will be submitted to the Indiana Utility Regulatory Commission (“IURC”) for approval, which will include a mechanism to flow savings back to retail customers for use of the existing system beginning in 2027.

In order to meet demand under the Contract, NIPSCO Generation LLC, a subsidiary of NiSource Inc., expects to construct new dispatchable generation and has entered into engineering, procurement, and construction contracts, and equipment supply contracts, with respect thereto.

The Company expects to finance the project through a combination of debt and equity financing, which may include minority equity investments in subsidiaries, and may also pursue other funding sources, structures, or partnerships as market conditions and strategic considerations evolve.

The Company expects to provide additional information regarding the Contract, including updating its financial plan to incorporate the financial ramifications of the Contract, in connection with its earnings conference call for the quarter ending September 30, 2025 and its Quarterly Report on Form 10-Q for such quarter.

The information set forth in this Item 7.01 of this Report is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Note regarding forward-looking statements

This Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements concerning our provision of power to the Customer under the Contract and our construction of new generation and battery storage facilities. Investors and prospective investors should understand that many factors govern whether any forward-looking statement contained herein will be or can be realized. All forward-looking statements are based on assumptions that management believes to be reasonable; however, there can be no assurance that actual results will not differ materially. Factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed in this Report include, but are not limited to, the receipt, timing and terms of required regulatory approvals in connection with the Contract and the ability to comply with any conditions associated with such regulatory approvals; the ability of key suppliers and contractors to timely satisfy their obligations under existing or future contracts and in compliance with the terms of such contracts; the impact of applicable tariffs, if any, and other economic factors; the impact of natural disasters or other severe weather events; our ability to perform our obligations under the Contract, including construction of new generation on-time and effectively and their technological feasibility; capital market conditions, including the availability of credit and our ability to obtain financing on acceptable terms; the performance of Customer of its obligations under the Contract; the ability of Customer to implement its plans to construct data centers; the impact of public involvement, intervention or litigation with respect to these projects; any early termination of the Contract and other matters as set forth in Part I, Item 1A, “Risk Factors” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and matters set forth in our subsequent Quarterly Reports on Form 10-Q, some of which are beyond our control.

All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changes assumptions, the occurrence of anticipated or unanticipated events or changes to the future results over time or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc. (Registrant)

Date: September 22, 2025	By:	/s/ Kimberly S. Cuccia
Kimberly S. Cuccia
Executive Vice President, General Counsel and Corporate Secretary